August 15, 2023
SUPPLEMENT TO THE

COMBINED INFORMATION STATEMENT
OF
PIONEER GLOBAL HIGH YIELD FUND
a series of Pioneer Series Trust VII
( the “Acquired Fund”)
AND
PROSPECTUS FOR
PIONEER HIGH YIELD FUND
a series of Pioneer High Yield Fund
(the “Acquiring Fund”)
(each, a “Pioneer Fund” and together, the “Pioneer Funds”)
As discussed in the Combined Information Statement and Prospectus dated May 30, 2023, the Board of Trustees of Pioneer Global High Yield Fund has approved the reorganization of the fund with and into Pioneer High Yield Fund. The reorganization date has been postponed from September 22, 2023. The reorganization is now expected to occur on or about October 27, 2023.
33452-00-0823
©2023 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC